WORLDWIDE INDEX FUNDSSM

Supplement dated February 25, 1999 to
the Prospectus dated September 1, 1998

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

(All page numbers are in reference to the prospectus, unless otherwise noted)

On page 2, delete the second full paragraph in the second column, and replace with the following:

Each Fund of Index Funds will invest in I Class shares of its underlying Country Index Funds and will allocate its investments in equal proportion to each of the underlying Country Index Funds in which it invests. Therefore, the Europe Index Fund, which invests in eight underlying Country Index Funds, will invest one-eighth (12.5%) of its assets in each of the eight underlying Funds. The International Index Fund, which invests in eleven underlying Country Index Funds, will invest one-eleventh (9.1%) of its assets in each of the eleven underlying Funds. Each Fund of Index Funds will reallocate its investments at least quarterly.

In the FUNDS OF INDEX FUNDS table at the bottom of page 7, delete the following parenthetical statement:

 	(and approximate allocation percentage as of June 30, 1998)

In the same table, delete the percentage figures following each Underlying Country Index Fund.

Under the sub-heading Futures Contracts/Options/Swaps on page 9, insert the following paragraph at the end of the section:

Certain futures contracts may require a minimum investment by a Fund. The Funds may borrow money to purchase these contracts. Borrowing money for investment purposes, also known as leverage, is a speculative technique which increases a Funds investment risk. For more information on borrowing, see Borrowing in the SAI.

Under the sub-headings Classes on page 10, and Purchase of Shares on page 11, insert the following:

The minimum initial investment is changed to $1,000 for R Class shares of any Fund, including individual retirement accounts (IRAs) and Roth IRAs.

Under the sub-heading Redemption of Shares on page 13, delete the italicized paragraph in the second column.

Under the sub-heading Procedures for Redemptions on page 13, insert the following:

The time by which telephone redemption requests must be made is changed to 4:00 p.m., Eastern Time (1:00 p.m., Pacific Time), on any Business Day.

 Following the paragraph under the sub-heading Transactions Over the Telephone on page 14, insert the following:

Exchanges

You may exchange R Class shares of a Fund for R Class shares of any other Fund, and you may exchange I Class shares of a Fund for I Class shares of any
other Fund.    Exchanges will be based on the respective net asset values of the shares involved. Exchanges may be made by letter or by telephone subject to the procedures set forth below. There will be no purchase fee charged for exchanges.

Money Market Fund Option -- You may also exchange R Class and I Class shares of any Fund for shares of a money market fund, the Government Obligations Fund managed by Federated Management (the Money Market Fund). Shares of the Money Market Fund may then be exchanged for shares of any Fund. No purchase fee will be charged on exchanges of assets that have previously been invested in the Funds and were charged a purchase fee. Assets that have not been invested previously in a Fund will be charged a purchase fee the first time they are invested in a Fund through either a purchase or an exchange. Information regarding the Money Market Fund is found in a separate prospectus which is available from the Distributor. You should review the Money Market Fund prospectus before making any investment. Nonetheless, to the extent that this supplement conflicts with any disclosure in the Money Market Fund prospectus, this supplement shall govern.

Please note that orders for purchases, redemptions and exchanges must be received by 4:00 p.m. Eastern Time.Purchases of, and exchanges into, shares of the Money Market Fund are subject to a $1,000 minimum investmentlimit.
  When purchasing shares of the Money Market Fund, federal funds received before 4:00 p.m. Eastern Time will begin earning dividends on the next business day and will earn dividends through the day of redemption. Proceeds from redemption requests made before 4:00 p.m. Eastern Time will be wired the next business day. If shares are purchased by check, funds will not be available for redemptions until the purchase payment has been
collected, which may take up to 10 business days from the purchase date.

Exchange Procedures -- To exchange your shares, you (or your Financial
 Intermediary) need to provide certain information, including the name on the account, the account number (or your taxpayer identification number), the number or dollar value of shares (or the percentage of the total value of your account) you want to exchange, and the names of the Funds involved in the exchange transaction. Exchanges may be made only between identically registered accounts.

Exchange orders for exchanges into another Fund must be received by 4:00 p.m., Eastern Time. The exchange privilege may be modified or discontinued at any time.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.